Comerica Incorporated

BancAnalysts Association of Boston, Inc.
November 5, 2015

Curt Farmer
President

Karen Parkhill
Vice Chairman and Chief Financial Officer

Pete Guilfoile
Executive Vice President and Chief Credit Officer

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

3 Comerica: A Brief Overview At 9/30/15 ● 1Consists of Other Markets ($7.5B) & Finance/ Other ($0.5B) Comerica Strengths Strong capital position,Prudent credit underwriting CONSERVATIVE Complemented by Retail Bank and Wealth Management PRIMARILY A BUSINESS BANK Strong presence in Texas, California, & Michigan ATTRACTIVE FOOTPRINT Products & services of a large bank with the culture of a community bank NIMBLE SIZE$71B in Assets Founded 166 years ago LONG HISTORY Trusted Advisor approach RELATIONSHIP BANKING STRATEGY Loans by Geography($in billons; 3Q15 average) California$16.8 34% Other Markets$8.0 16%Michigan$13.2 27% Texas$11.0 23% Michigan$21.9 37% Deposits by Geography($ in billions; 3Q15 average) California$18.4 31% Texas$10.818% Other1$8.014% Total $49.0 Total $59.1 7.7 9 .6 10.0 11 .0 11.3 7.8 1 0.0 10.2 10. 8 10.9 2011 2012 2013 2014 YTD 3Q15 Loans Deposits 4 TexasDiverse economy, business friendly state 1Source: Comerica Economics ● 2Includes Sterling Bancshares from July 2011 acquisition. Average Loans and Deposits($ in billions) 88 95 99 103 106 95 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Aug-15 Economic Activity Index1(In percentage points; 2008 = 100) 2 Diverse Loan Portfolio($ in billions; 3Q15 average) = Total Middle Market - 61% General Middle Market22% Energy30% Environmental Services1% National Dealer4% Tech. & Life Sciences4% Corporate Banking4% Commercial Real Estate11% Small Business 14% Retail Banking4% Private Banking6% Total$11.0

California
Large, growing economy

Economic Activity Index[1]
(In percentage points; 2008 = 100)


97
99
102
111
119
120
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Aug-15

Average Loans and Deposits
($ in billions)


Loans
Deposits
11.8
12.7
12.8
14.6
14.0
14.7
15.4
16.1
16.5
17.5
2011
2012
2013
2014
YTD 3Q15

Diverse Loan Portfolio
($ in billions; 3Q15 average)


Total $16.8
Small Business 4%
Retail Banking 2%
Private Banking 12%
General Middle Market 25%
Commercial Real Estate 12%
Corporate Banking 5%
Tech. & Life Sciences 13%
Entertainment 4%
Environmental Services 1%
National Dealer 22%
= Total Middle Market - 65%

[1]Source: Comerica Economics

Comerica Bank

5

Michigan
Economy continues to improve

Economic Activity Index[1]
(In percentage points; 2008 = 100)


95
103
111
115
121
127
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Aug-15

Average Loans and Deposits
($ in billions)


Loans
Deposits
13.9
18.5
13.6
19.6
13.5
20.3
13.3
21.0
13.2
21.8
2011
2012
2013
2014
YTD 3Q15

Diverse Loan Portfolio
($ in billions; 3Q15 average)


Total $13.2
Retail Banking 8%
Private Banking 12%
Small Business 11%
Commercial Real Estate 4%
Corporate Banking 7%
National Dealer 8%
General Middle Market 50%
= Total Middle Market - 58%

[1]Source: Comerica Economics

Comerica Bank

6

Strategic Growth
Developing new & expanded relationships

Business Bank + **Retail Bank** + **Wealth Management**

Execute
the strategy by focusing on relationship-based model

Support
the strategy by focusing on high-quality deposit growth as a means of funding

Enhance
the strategy by focusing on developing & growing capital-friendly fee generating products

- Markets & businesses we know & understand
- Maintaining pricing & risk management discipline
- Self-funding asset growth

At 9/30/15

Comerica Bank

7

Retail Bank
High-quality deposit growth

Average Loans
($ in billions)


5.5
5.5
5.5
5.6
5.8
2011[1]
2012
2013
2014
YTD 3Q15

Average Deposits
($ in billions)


19.1
20.9
21.5
22.0
22.7
2011[1]
2012
2013
2014
YTD 3Q15

Key Accomplishments

- Continued strong deposit growth
- Positive trends in consumer & small business loan growth
- Enhanced sales & service

Areas of Focus

- New customer acquisition
- Investment in technology
- Omni-channel strategy
- Staffing efficiency & cost containment

At 9/30/15 • [1]Includes Sterling Bancshares from July 2011 acquisition.

Comerica Bank

8

Banking Centers Well-Positioned

Omni-Channel Model
More options to meet changing needs of customers



Expert COnnect
Smart ATMs
Open Workstation Design
After Hours Teller Services
Paperless Account Opening
Automated Concierge
Video Teller
Technology Bar

U.S. Banking Centers by Location[1]



Texas 133
Arizona 19
California 103
Florida 7
Michigan 214
Total 476

Business Model Requires Fewer Branches
Total Deposits per Banking Center[2]
($ in millions)



60 RF
70 BBT
71 KEY
73 HBAN
79 FITB
101 STI
107 FHN
108 ZION
122 CMA
137 BOKF

[1]Count of U.S. CMA banking centers at 9/30/15. • [2]Source: SNL Financial at 2Q15. Excludes CFR and MTB as data was not available.

Comerica Bank

9

Wealth Management
Enhancing relationships

Average Loans
($ in billions)



4.7 2011[1]
4.5 2012
4.6 2013
4.8 2014
4.9 YTD 3Q15

Average Deposits
($ in billions)



2.9 2011[1]
3.5 2012
3.5 2013
3.8 2014
4.1 YTD 3Q15

Key Accomplishments

- Growth in fiduciary fees YoY
- Alignment of Comerica Securities with Retail Bank
- Strengthened Asset Management platform

Areas of Focus

- Business Bank client penetration
- Operational efficiency & execution
- Continued development & enhancement of wealth planning tools

At 9/30/15 • [1]Includes Sterling Bancshares from July 2011 acquisition.

Comerica Bank

10

Collaborating to Deepen Relationships

Business Owner Advisory Services


Business Bank
Business Owner Advisory Services
Wealth Management

- Identifying opportunities to expand relationships between Wealth Management & Business Bank
- Providing integrated solutions to meet business and personal goals
- Examples of strategic services:
  - Wealth transfer planning
  - Business succession planning
  - Tax strategy planning

Demonstrated Success

✓ ~ **$3.9B** Loans, Deposits & AUM[1]
✓ **2,200+** Referrals made[1]

[1]Internally reported. Since inception of program in 2012

Comerica Bank

11

Growing Advisory Services

Advisory Services

- Comerica Securities
- Trust Services & Asset Management
  - Institutional & Personal
  - Professional Trust Alliance
- $143B in assets under management & administration

Professional Trust Alliance

- Since 1995
- Agreement with broker/dealers & RIAs to provide trust services to their clients
- 17 alliance partners
- Unique fee generating business
- Dedicated team with 14 offices in the US

Wide Array of Advisory Services[1]


Alliance 24%
Personal Trust & Asset Mgmt. 33%
Comerica Securities 22%
Institutional Trust & Asset Mgmt. 21%

Fiduciary Income

($ in millions)


YTD 3Q
151
115
158
116
171
128
180
133
142
2011
2012
2013
2014
YTD 2015

At 9/30/15 • [1]Based on noninterest income

Comerica Bank

12

Business Bank
166 years of building deep, enduring relationships

Average Loans
($ in billions)



29.9
33.3
34.3
36.2
38.0
2011[1]
2012
2013
2014
YTD 3Q15

Average Deposits
($ in billions)



21.4
24.8
26.1
28.5
30.6
2011[1]
2012
2013
2014
YTD 3Q15

Key Accomplishments

- Implemented Trusted Advisor training
- Expansion of card & merchant programs
- Increased cross-sell of Wealth Management services to business owners

Areas of Focus

- Continued focus on cross-sell
- Resource allocation to growth opportunities
- Maintain pricing & underwriting discipline

At 9/30/15 • [1]Includes Sterling Bancshares from July 2011 acquisition.

Comerica Bank

13

Commercial Focus & Deep Industry Expertise

Highest % of Business Loans[1]
(At 9/30/15)



64
74
75
78
79
83
85
91
92
92
95
HBAN
STI
FITB
KEY
RF
MTB
FHN
CFR
ZION
BOKF
CMA

Business Bank Diverse Loan Portfolio
($ in billions; 3Q15 average)



Corporate Banking $4.1 11%
Mortgage Banker $2.1 6%
Commercial Real Estate $4.4 11%
Tech. & Life Sciences $3.3 9%
Total $38.1
National Dealer $6.0 15%
Environmental Services $0.9 2%
Energy $3.3 9%
Entertainment $0.7 2%
General Middle Market $13.3 35%
= Total Middle Market - 72%

[1]Source: SNL Financial. Total loans less consumer loans. Excludes BBT as data was not available.

Comerica Bank

14

22 25 27 31 30 34 37 42 32 2011 2012 2013 2014 YTD 2015 YTD 3Q 15 Card Programs Generating fees & valuable deposits At 9/30/15 ● 1Source: the Nilson Report July 2015, based on 2014 data 720 948 1,221 1,444 1,669 2011 2012 2013 2014 YTD 2015 US Treasury ProgramState Card Programs Growing Average Noninterest-Bearing Deposits($ in millions)  Commercial Cards used for:• Purchasing• Travel and entertainment• Online vendor payments• Fleet maintenance  Merchant Services: • Enable businesses to accept card payments from their customers• Advanced security products and reporting tools• Robust pipeline & activations exceeding expectations  Prepaid card: • #2 prepaid card issuer in US1• 49 distinct state & local government benefit programs• Exclusive provider of prepaid debit cards for US Treasury DirectExpressProgram since 2008 Growing Commercial Card Fees ($ in millions) 0 4 8 12 16 20 24 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average 16 Credit Quality Consistently Better Than PeersRemains well below historical levels At 9/30/15 ● Source: SNL Financial ● 2Excludes BOKF net recoveries reported for 2014 & YTD 2Q15 & ZION net recoveries for YTD 2Q15. ● 3End of period reserve amount divided by YTD net charge-off amount. NPLs as a % of Total Loans(In basis points) Reserves as a % of NPAs(In percentage points) 0 40 80 120 160 200 240 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average Net Charge-offs as % of Total Loans(In basis points) 1 60 140 220 300 380 460 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average 1,2 40 80 120 160 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average1 1 Reserves over Net Charge-offs3

17 Energy Performing as ExpectedNet charge-offs YTD have been nominal At 9/30/15 ● 1Exploration & Production Natural Gas 13% Oil40% Mixed17% 454 535 463 481566 535 530 513 2,539 2,496 2,316 2,249 3,559 3,566 3,309 3,243 4Q14 1Q15 2Q15 3Q15 Midstream Services EP Energy Business Line Loans ($ in millions; Period-end) 741 741 722 614 4Q14 1Q15 2Q15 3Q15 Energy-related Loans($ in millions; Period-end) 1 EP $62959% Services $21220% Midstream $525% Energy-related $16516% Energy & Energy-related Criticized($ in millions; Period-end) Total $1,058 EP $5745% Services $2318% Energy-related $46 37% Energy & Energy-related Nonaccrual($ in millions; Period-end) Total $126 18 Asset SensitivePoised to benefit when rates rise At 9/30/15 ● 1Period-end loan balances ● 2Growth calculated for YoY average balances; includes Sterling Bancshares from July 2011 acquisition. ● 3For methodology see the Company’s Forms 10-Q & 10-K for the respective periods, as filed with the SEC. Estimates are based on simulation modeling analysis. ● 4Interest costs on interest-bearing deposits. Deposit Growth in Excess of Loan Growth2(In percentage points) Deposit Value Cyclically Depressed(In percentage points) 8.5 6.9 6.8 7.3 6.4 10.3 9.7 9.6 10.2 9.3 23.9 29.5 29.1 31.1 33.3 42.7 46.1 45.5 48.6 49.0 2011 2012 2013 2014 3Q15 Fixed Prime LIBOR Growing Loans Tied to Floating Rate1($ in billions; Period-end) -20 24 68 1012 14 2011 2012 2013 2014 YTD 2015 Loans Deposits 01 23 45 6 20042005200620072008200920102011201220132014 YTD2015 Fed Funds Deposit Costs 4 ~160 ~180 ~210 ~220 ~220 4Q11 4Q12 4Q13 4Q14 3Q15 Standard Model3Estimated Increase to Net Interest Income($ in millions)

168 163 160 171 157 2011 2012 2013 2014 Annualized2015 4 6 8 10 12 2011 2012 2013 2014 YTD 2015 Comerica Peer Average (Avg. Loans + Deposits) / Employee1,2($ in millions) Expenses: Controlling What We Can ControlContinued focus on efficiency and sustainability 2 2.5 3 3.5 4 2011 2012 2013 2014 YTD 2015 Comerica Peer Average Total Noninterest Expenses / Average Assets1(In percentage points) At 9/30/15 ● 1Source: SNL ● 2Number of employees – full time equivalent; Excludes CFR & ZION as data was not available as of 11/3/15. ● 3Includes $10MM in lease termination charges related to real estate optimization. ● 4Annualized based on YTD 3Q15 Net occupancy expense. 19  Continuous review of processes in order to maximize efficiency  Judiciously negotiate contract renewals  Leverage use of technology  Reallocate resources to faster growing businesses Declining Occupancy Expenses($ in millions) 3 4 20 Well Positioned for the Future As of 9/30/15 ● 1Estimated ● 2Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10-Q, as filed with the SEC. GROWING LOANS & FEE INCOME CONTROLLING EXPENSES MAINTAINING ASSET QUALITY MANAGING CAPITAL POSITIONED FOR RISING RATES • Positioned in faster growing markets and industries• Focus on cross-sell to drive fee income • Continued tight expense control while making necessary investments • Strong Capital base; Basel III Common Equity Tier 1 Capital: 10.58%1• Continue share buyback; Increased dividend in 3Q15 • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers • 200 bps increase in rates expected to result in >10% increase in net interest income2

Appendix

Financial Summary

	3Q15	2Q15	3Q14
Diluted income per common share	$0.74	$0.73	$0.82
Net interest income	$422	$421	$414
Provision for credit losses	26	47	5
Noninterest income[1]	264	261	215
Noninterest expenses[1,2]	461	436	397
Net income	136	135	154
Total average loans	$48,972	$48,833	$47,159
Total average deposits	59,140	57,398	55,163
Basel III common equity Tier 1 capital ratio[3]	10.58%[5]	10.40%	n/a
Tier 1 common capital ratio[3,4]	n/a	n/a	10.59%
Average diluted shares (millions)	*181*	*182*	*185*

$ in millions, except per share data • n/a – not applicable • [1]Including $48MM & $44MM impact of accounting presentation of a card program in 3Q15 & 2Q15, respectively. • [2]Reflects litigation reserves releases of $3MM, $30MM & $2MM in 3Q15, 2Q15 & 3Q14, respectively. • [3]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [4]See slide #45 for a reconciliation of non-GAAP financial measures. • [5]Estimated

22

Third Quarter 2015 Results

	3Q15	Change From 2Q15	Change From 3Q14
Total average loans	$48,972	$ 139	$1,813
Total average deposits	59,140	1,742	3,977
Net interest income	$422	$ 1	$ 8
Provision for credit losses	26	(21)	21
Noninterest income[1]	264	3	49
Noninterest expenses[1]	461	25	64
Net income	136	1	(18)
Earnings per share (EPS)[2]	$0.74	$0.01	$(0.08)
Tangible Book Value Per Share[3]	$39.36	$0.83	$1.71
Equity repurchases[4]	1.2MM shares or $59MM		

Key QoQ Performance Drivers

- Pace of loan growth moderated, as expected, while deposits increased 3%
- Net interest income stable
- Provision reflected modest reserve build & increase in net charge-offs to 19 bps
- Noninterest income increase included growth in card fees
- Expenses remained well controlled & reflect litigation reserve release ($3MM in 3Q15 & $30MM in 2Q15)
- Equity repurchases[4], combined with dividends of $0.21 per share, returned $96 million or 71% to shareholders

$ in millions, except per share data • n/a – not applicable • 3Q15 compared to 2Q15 • [1]Including the $48MM & $44MM impact of accounting presentation of a card program in 3Q15 & 2Q15, respectively. • [2]EPS based on diluted income per share. • [3]See slide #45 for a reconciliation of non-GAAP financial measures. • [4]3Q15 repurchases under the equity repurchase program.

Comerica Bank

23

Loan Growth Moderated, as Expected

Average loans increased $1.8B or 4%, compared to 3Q14



Total Loans
($ in billions)
Loan Yields
47.2
47.4
48.2
48.8
49.0
49.7
48.9
3.22
3.22
3.19
3.20
3.17
3Q14
4Q14
1Q15
2Q15
3Q15
2Q15
3Q15
Average Balances
Period-end

- Commitments down $464MM to $56.6B
- Line utilization[1] 50%, down from 51%
- Loan pipeline increased
- Loan yields -3 bps due to portfolio mix shift

Total average loans increased $139MM

+ $367MM Technology and Life Sciences
+ $124MM Commercial Real Estate
+ $ 72MM Entertainment
+ $ 69MM Private Banking
+ $ 47MM Mortgage Banker Finance
- $231MM Corporate Banking
- $214MM General Middle Market
- $ 86MM Energy

Period-end loans declined $799MM

+ $306MM Technology and Life Sciences
+ $208MM Commercial Real Estate
- $515MM Mortgage Banker Finance
- $364MM General Middle Market
- $266MM Corporate Banking
- $219MM National Dealer Services

3Q15 compared to 2Q15 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

24

Loans by Business and Market

By Line of Business	3Q15	2Q15	3Q14
Middle Market			
General	$13.3	$13.5	$13.5
Energy	3.3	3.4	3.3
National Dealer Services	6.0	6.0	5.5
Entertainment	0.7	0.6	0.6
Tech. & Life Sciences	3.3	3.0	2.6
Environmental Services	0.9	0.9	0.9
Total Middle Market	$27.5	$27.4	$26.4
Corporate Banking			
US Banking	2.4	2.6	2.8
International	1.7	1.8	1.8
Mortgage Banker Finance	2.1	2.1	1.6
Commercial Real Estate	4.4	4.2	4.2
BUSINESS BANK	**$38.1**	**$38.1**	**$36.8**
Small Business	4.0	3.9	3.8
Retail Banking	1.9	1.9	1.8
RETAIL BANK	**$5.9**	**$5.8**	**$5.6**
Private Banking	5.0	4.9	4.8
WEALTH MANAGEMENT	**$5.0**	**$4.9**	**$4.8**
TOTAL	**$49.0**	**$48.8**	**$47.2**

By Market	3Q15	2Q15	3Q14
Michigan	$13.2	$13.3	$13.3
California	16.8	16.4	15.5
Texas	11.0	11.2	11.1
Other Markets[1]	8.0	7.9	7.3
TOTAL	**$49.0**	**$48.8**	**$47.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

25

Robust, Broad-based Deposit Growth
Average deposits increased $4.0B or 7%, compared to 3Q14

Strong Deposit Base
($ in billions)



Deposit Rates[1]
55.2
57.8
57.0
57.4
59.1
58.3
58.8
0.15
0.15
0.15
0.14
0.14
3Q14
4Q14
1Q15
2Q15
3Q15
2Q15
3Q15
Average Balances
Period-end

Total average deposits increased $1.7B or 3%

+ $538MM General Middle Market
+ $445MM Technology and Life Sciences
+ $296MM Corporate Banking
+ $181MM Small Business
+ $151MM Retail Banking
+ $128MM Private Banking

- Noninterest-bearing deposits increased $1.3B to $28.6B
- Interest-bearing deposits increased $484MM to $30.5B
- About 2/3 of total deposits are commercial

Loan to Deposit Ratio[2] of 83%

3Q15 compared to 2Q15 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/15

Comerica Bank

26

27 Deposits by Business and Market Average $ in billions ● 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. ● 2Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM By Line of Business 3Q15 2Q15 3Q14 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $16.20.60.20.16.70.2 $15.70.70.20.16.20.2 $15.30.50.20.15.90.1 Total Middle Market $24.0 23.1 $22.1 Corporate BankingUS BankingInternational 2.72.2 2.62.0 2.71.8 Mortgage Banker Finance 0.7 0.6 0.5 Commercial Real Estate 1.8 1.9 1.7 BUSINESS BANK $31.4 $30.2 $28.8 Small Business 3.1 2.9 2.9 Retail Banking 19.9 19.8 19.2 RETAIL BANK $23.0 $22.7 $22.1 Private Banking 4.2 4.1 3.9 WEALTH MANAGEMENT $4.2 $4.1 $3.9 Finance/ Other2 0.5 0.4 0.4 TOTAL $59.1 $57.4 $55.2 By Market 3Q15 2Q15 3Q14 Michigan $21.9 $21.7 $21.2 California 18.4 17.3 16.4 Texas 10.8 11.0 10.6 Other Markets1 7.5 7.0 6.6 Finance/ Other2 0.5 0.4 0.4 TOTAL $59.1 $57.4 $55.2 28 Energy Line of Business30+ Years experience with strong performance through cycles At 9/30/15 ● 1Estimate as of 11/3/15 ● 2Source: U.S. Energy Information Administration  Granular portfolio: ~200 customers  48% line utilization, unchanged from 2Q15  $3.2B in loans at period-end 9/30/15, decreased $66MM from 6/30/15  NALs 2.5% (last peak 3Q10 ~3%)  Negative credit migration with manageable losses anticipated at this point1  Prudently increased reserves for energy loans for past 4 quarters 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 3,42 4 3,33 8 150 200 250 300 350 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 U.S. OilProduction(MM bb/mo.) Average Loans($ in millions) 0 0 0 0 36 69 19 10 13 6 0 2 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 YTD 3Q 15 Strong Credit Quality(In basis points) Energy Net Charge-offs to Avg. Energy Loans Exploration & Production 69%Midstream15% Service16% Natural Gas 11% Oil40% Mixed18% Diverse Customer Base(Based on period-end outstandings) 2

29 At 9/30/15 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 10/20/15 ● 2$ in billions; 3Q15 estimated ● 3Based on MBA annual mortgage origination estimates 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 2,13 6 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 330 395 381 345 293 360 355 312 1Q15Actual 2Q15Actual 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past five years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 3Q15: • Comerica: ~80% purchase • Industry: 65% purchase1 30 National Dealer Services65+ years of floor plan lending At 9/30/15 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus15% Honda/Acura 13% Ford 9% GM 9% Chrysler 10% Mercedes 3% Nissan/ Infiniti 7%Other European 12% Other Asian 12% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 63% Texas 9%Michigan 18% Other 10% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 Floor Plan

Technology and Life Sciences
20+ Years experience provides competitive advantage

- National business headquartered in Palo Alto, CA, with 14 offices in U.S. & Toronto
- Products & services tailored to meet needs of companies throughout their lifecycle
- Equity Funds Services helps drive avg. loan growth (up ~$1B over past 4 years)
- Strong relationships with top-tier investors
- Granular portfolio
- Closely monitor cash balances


Average Loans & Deposits
($ in billions)
Average Loans
Average Deposits
2011: 1.3, 4.1
2012: 1.8, 5.0
2013: 2.0, 5.1
2014: 2.5, 5.8
1Q15: 2.9, 6.1
2Q15: 3.0, 6.2
3Q15: 3.3, 6.7


Customer Segment Overview
(% based on loan outstandings)
~15% Early Stage
~40% Growth
~10% Late Stage
~30% Equity Funds Services
~5% Leveraged Finance


Net Charge-offs
(In basis points)
TLS Net Charge-offs to Avg. TLS Loans
2004: (27)
2005: 49
2006: -
2007: 26
2008: 69
2009: 168
2010: 24
2011: 80
2012: 57
2013: 61
2014: 89
YTD 3Q15: 100

At 9/30/15

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Commercial Real Estate Line of Business
160+ years experience


Average Loans
($ in billions)
Commercial & Other¹
Real Estate Construction
Commercial Mortgages
2Q11: 4.0
3Q11: 4.4
4Q11: 4.6
1Q12: 4.4
2Q12: 4.3
3Q12: 3.9
4Q12: 3.7
1Q13: 3.7
2Q13: 3.8
3Q13: 3.8
4Q13: 3.8
1Q14: 4.0
2Q14: 4.1
3Q14: 4.2
4Q14: 4.2
1Q15: 4.2
2Q15: 4.2
3Q15: 4.4

- Well-established developers
- Provide construction and mini-perm mortgage financing
- Focused on urban markets primarily within our footprint
- Conservative underwriting


Commitments
($ in billions; Based on period-end)
3Q14: 6.1
4Q14: 6.4
1Q15: 6.4
2Q15: 6.6
3Q15: 6.9
14%

At 9/30/15 • [1]Includes CRE line of business loans not secured by real estate.

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Commercial Real Estate Line of Business

CRE by Property Type[1]

($ in millions; Period-end, based on location of property)


Single Family $264 8%
Multi-Use $143 4%
Office $290 8%
Land Carry $279 8%
Commercial $333 9%
Other $221 6%
Retail $394 11%
Total $3,585
Multifamily $1,661 46%

CRE by Market[1]

($ in millions; Period-end, based on location of property)


Michigan $248 7%
California $1,638 46%
Other $548 15%
Total $3,585
Florida $121 3%
Texas $1,030 29%
Austin 25%
Houston 25%
San Antonio 7%
Dallas 38%
Other 5%

At 9/30/15 • [1]Excludes CRE line of business loans not secured by real estate.

Comerica Bank

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Shared National Credit (SNC) Relationships

- SNC relationships included in business line balances
- Approximately 797 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book

Period-end Loans

($ in billions)


Mortgage Banker $0.4 4%
Environmental Services 0.3 3%
Small Bus & Per Fin Svc $0.1 1%
Commercial Real Estate $0.7 7%
Entertainment $0.3 3%
Corporate $2.4 23%
Total $10.1
Energy $3.0 30%
Tech. & Life Sciences $0.3 3%
National Dealer $0.4 4%
General $2.2 22%
= Total Middle Market (65%)

At 9/30/15 • SNCs are not a line of business. The balances shown above are included in the line of business balances. • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

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35 Securities Portfolio GrewPositioned for LCR compliance At 9/30/15 ● LCR: Liquidity Coverage Ratio ● 1Estimated as of 9/30/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. ● 3Net unamortized premium on the MBS portfolio. Total average securities portfolio increased $300MM  Purchased ~$200MM in Treasury Securities & ~$150MM MBS in 3Q15 • Subsequent to issuing $350MM in subordinated bank debt & $175MM in senior bank debt  Duration of 3.6 years1 • Extends to 4.5 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $127MM2  Net unamortized premium of $40MM3  GNMA ~35% of MBS portfolio 9.0 9.0 9.1 9.1 9.1 9.2 9.4 9.4 9.4 9.9 9.9 10.2 10.2 10.6 2.22 2.19 2.16 2.13 2.11 3Q14 4Q14 1Q15 2Q15 3Q15 2Q15 3Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)Securities Yields Securities Portfolio($ in billions) Average Balances Period-end 36 Net Interest Income StableNIM compression mainly due to increased Fed deposits 13Q15 compared to 2Q15 ● 2For standard model assumptions see slide #37. Estimate is based on simulation modeling analysis. 414 415 413 421 422 2.67 2.57 2.64 2.65 2.54 3Q14 4Q14 1Q15 2Q15 3Q15 NIM Net Interest Income($ in millions) +200 bps rate rise = ~$220MM2 Estimated increase to net interest income over 12 months Net Interest Income and Rate NIM1 $421MM 2Q15 2.65% +2 Loan impacts:+$4MM One add’l day in 3Q15+$1MM loan growth- $3MM lower yields -0.02 -3 Higher debt expense -0.02 +1 Higher securities balance at lower yield -0.01 +1 Higher balances at Fed -0.06 $422MM 3Q15 2.54%

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Increased for LCR compliance
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q15 Standard Model

($ in millions)



~110
~190
~200
~210
~220
~260
~330
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
3Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

At 9/30/15 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

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Credit Quality Remains Strong
Net charge-offs well below normal at 19bps

Net Loan Charge-offs

($ in millions)

Normal Net Charge-Offs ~40 bps[3]



NCO Ratio (bps)
3
1
8
18
23
3
1
7
15
19
3Q14
4Q14
1Q15
2Q15
3Q15

Criticized Loans[1]

($ in millions)

Normal Criticized Loans of ~8.5% of Total Loans[3]



NALs
Criticized as a % of Total Loans
2,094
1,893
2,067
2,361
2,898
4.4
3.9
4.2
4.7
5.9
329
273
266
349
357
3Q14
4Q14
1Q15
2Q15
3Q15

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of NPL's
635
635
640
668
670
1.7
2.1
2.2
1.7
1.7
3Q14
4Q14
1Q15
2Q15
3Q15

- Provision decreased to $26MM
  - $2MM Allowance increase
  - $23MM NCO mainly Technology & Life Sciences & energy-related[2]
- Inflows to nonaccrual $69MM
  - Down from $145MM in 2Q15
- Nonaccruals stable at 0.7% of total loans
  - Increased $8MM with energy[2] increase of $7MM to $126MM
- Criticized loans increased $537MM
  - Energy[2] increased $480M to $1.1B

At 9/30/15 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [2]This information includes all loans related to energy at 9/30/15, ~$3.2B of loans in our Energy business line & ~$615MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. • [3]"Normal" estimates are based on internal historical analysis & management judgement.

Comerica Bank

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Noninterest Income Increased

Noninterest Income[1]

($ in millions)


215
225
255
261
264
3Q14
4Q14
1Q15
2Q15
3Q15

Noninterest income increased $3MM

- \+ $3MM Card fees
- \+ $1MM Foreign Exchange
- \+ $1MM Brokerage
- \- $1MM Fiduciary
- \- Other noninterest income
  - \+ $4MM Hedge ineffectiveness income[2]
  - \+ $3MM Warrant related income
  - \- $5MM Deferred comp (offset in expenses)
  - \- $4MM Investment banking

3Q15 compared to 2Q15 • [1]Including impact of accounting presentation of a card program of $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15. • [2]Impact of changes in interest rate curve on the credit spread of debt that is swapped from fixed to floating interest rate.

Comerica Bank

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Noninterest Expenses Reflect Tight Control

Noninterest Expenses[1]

($ in millions)


397
419
459
436
461
3Q14
4Q14
1Q15
2Q15
3Q15

Noninterest expenses increased $25MM

- \+ $27MM Litigation-related release (Reserve release of $3MM in 3Q15 & $30MM in 2Q15)
- \+ $ 2MM Occupancy
- \+ $ 2MM Software
- \- $ 8MM Salaries & benefits expense
  - \- Deferred comp
  - \- Stock comp forfeiture
  - \- Staff insurance
  - \+ Technology-related contract labor
  - \+ 1 additional day

3Q15 compared to 2Q15 • [1]Including impact of accounting presentation of a card program of $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15.

Comerica Bank

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41 Expenses Remain Well ControlledContinued focus on efficiency At 9/30/15 ● 1Number of employees – full time equivalent ● 2Goal as of 11/3/15 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,40 2 9,07 3 9,46 8 9,03 5 8,94 8 8,87 6 8,83 1 8,90 1 8,94 1 $6.0 $6 .8 $7.1 $7 .5 $7.4 $7 .8 $8.4 $8.5 $9 .2 $9.2 $8.8 $8.9 $ 10.3 $10 .7 $11 .4 $11 .9 $11 .9 $12 .1 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 1Q1 5 2Q1 5 3Q1 5 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions) 51.8% 50.7% 50.4% 54.0% 47.1% 53. 2% 55.6% 58.0% 58.9% 58.6% 66 .4% 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 YTD 3Q1 5 Average: 53.8% 10-Years Prior to the Downturn Long-TermGoal: Below 60% Long-Term Efficiency Ratio Goal2: < 60% 1 42 19% 21% 23% 24% 28% 28% 58% 53% 42% 43%47% 79% 76% 66% 71% 2011 2012 2013 2014 3Q15 Dividends Equity Repurchases Active Capital Management 1Outlook as of 11/3/15 ● 2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures ●3Shares & warrants repurchased under equity repurchase program ● 4Based on actual dividends declared in 1Q15, 2Q15 & 3Q15, and assuming no change in dividend per share for 4Q15. Shareholder Payout3($ in millions)2015 Capital Plan Target1: Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)• 2Q15: $59MM (1.0MM shares and 500,000 warrants) repurchased • 3Q15: $59MM (1.2MM shares) repurchased• Pace of buyback linked to financial performance, which is expected to improve as rates rise Dividends Per Share Growth 0.40 0.55 0.68 0.79 0.83 2011 2012 2013 2014 2015 +108% $31.40 $33.36 $35.64 $37.72 $39.36 2011 2012 2013 2014 3Q15 Tangible Book Value Per Share2 4

Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $-0- outstanding
  - $5B borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[1]

($ in millions)



Subordinated Notes
Senior Notes
650
500
350
1,425
2016
2017
2019
2020+

Funding Profile At September 30, 2015

($ in billions)



Interest-Bearing Deposits $30.1 43%
Noninterest-Bearing Deposits $28.7 41%
Wholesale Debt $3.2 5%
Equity $7.6 11%

At 9/30/15 • [1]Face value at maturity.

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	Cullen Frost	A	A2	--
	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	A-
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Baa3	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa1	A

As of 10/30/15 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/15	6/30/15	12/31/14	9/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	n/a	7,169	7,105	6,895	6,705	
Risk-weighted assets[1]	n/a	n/a	68,269	67,106	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***n/a***	***10.50%***	***10.59%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,622	$7,523	$7,402	$7,433	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	14	15	15	15	17	22	32
Tangible common equity	6,973	6,873	$6,752	$6,783	$6,498	$6,282	$6,198
Total assets	$71,012	$69,945	$69,186	$68,883	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	14	15	15	15	17	22	32
Tangible assets	70,363	69,295	$68,536	$68,233	$64,572	$64,409	$60,338
Common equity ratio	*10.73%*	*10.76%*	*10.70%*	*10.79%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.91***	***9.92***	***9.85***	***9.94***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,622	$7,523	$7,402	$7,433	$7,150	$6,939	$6,865
Tangible common equity	6,973	6,873	$6,752	$6,783	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	177	178	179	180	182	188	197
Common shareholders' equity per share of common stock	*$43.02*	*$42.18*	*$41.35*	*$41.26*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***39.36***	***38.53***	***37.72***	***37.65***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. • [1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules. • n/a – not applicable.

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